UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2019 (September 16, 2019)

INTELLISENSE SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-188920 (Commission File Number)	847-4257143 (I.R.S. Employer Identification No.)

20 Raoul Wallenberg Street

Tel Aviv, Israel 6971916

(Address of principal executive offices) (Zip Code)

(480) 659-6404

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On September 16, 2019, Intellisense Solutions Inc. (the “Corporation”), entered into a Securities Exchange Agreement (the “Exchange Agreement”), by and among the Corporation and Medigus Ltd. (“Medigus”), an Israeli corporation, pursuant to which Medigus will assign, transfer and deliver 100% of its holdings in its wholly-owned subsidiary, ScoutCam Ltd., an Israeli company (“ScoutCam”), to the Corporation in exchange for consideration consisting of shares of the Corporation’s common stock representing 60% of the issued and outstanding share capital of the Corporation immediately upon the closing of the Exchange Agreement (the “Closing”). The Exchange Agreement is conditioned on certain obligations by the respective parties, including, inter alia, that the Corporation have at least US$3,000,000 in cash on hand upon Closing, the Corporation will bear the costs and expenses in connection with the execution of the Exchange Agreement, and, relatedly, the Corporation has undertaken to secure at least $3,000,000 in funding prior to the Closing, of which will be based on a pre-money valuation of $10,000,000 of the Corporation on a post-Closing basis. In addition, the Exchange Agreement provides that if ScoutCam achieves US$33,000,000 in sales in the aggregate within the first three (3) years immediately subsequent to the Closing, the Corporation will issue to Medigus additional shares of the Corporation’s common stock representing 10% of the Corporation’s issued and outstanding share capital as reflected on the date of the Closing.

The foregoing description is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 hereto and incorporated herein in its entirety by reference.

Item 9.01 Exhibits

Exhibit No.	Description

10.1	Securities Exchange Agreement between Intellisense Solutions Inc. and Medigus Ltd., dated September 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLISENSE SOLUTIONS INC.

	By:	/s/ Idan Maimon
	Name:	Idan Maimon
	Title:	Chief Executive Officer

Date: September 17, 2019